UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 18, 2024
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
590 Plant Road Dresden, New York 14441
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On June 18, 2024, Greenidge Generation Holdings Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders were asked to vote upon (1) the election of ten directors and (2) the ratification of the selection of MaloneBailey, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Proposal 1: Election of Directors

The Company’s stockholders elected each of the ten nominees listed below for director, each to hold office until the Company’s 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal, by the vote indicated below.

Nominee	For	Withheld	Broker Non-Votes
David Anderson	27,659,695	264,187	1,904,434
Andrew M. Bursky	27,659,316	264,566	1,904,434
Timothy Fazio	27,643,873	280,009	1,904,434
David Filippelli	27,660,119	263,763	1,904,434
Jordan Kovler	27,668,376	255,506	1,904,434
Jerome Lay	27,644,583	279,299	1,904,434
Timothy Lowe	27,820,889	102,993	1,904,434
Michael Neuscheler	27,829,978	93,904	1,904,434
George (Ted) Rogers	27,827,980	95,902	1,904,434
Daniel Rothaupt	27,816,774	107,108	1,904,434

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders approved the selection of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, by the vote indicated below.

For	Against	Abstentions	Broker Non-Votes
29,596,522	217,032	14,762	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: June 20, 2024